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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) May 5, 1999


                        STANCORP FINANCIAL GROUP, INC.
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            (Exact name of registrant as specified in its charter)


State of Oregon                          1-14925             93-1253576
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(State of other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)          File No.)           Identification No.)



1100 SW Sixth Avenue, Portland, Oregon                        97204
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(Address of principal executive offices)                    (Zip Code)



                                (503) 321-7000
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             (Registrant's telephone number, including area code)



                                   No Change
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    (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events.
         ------------

         On May 5, 1999, StanCorp Financial Group, Inc. issued the press release attached hereto.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)    Exhibits

                99.1  Press Release, dated May 5, 1999.

                                       2
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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


           Dated:     May 5, 1999

                                        STANCORP FINANCIAL GROUP, INC.


                                        /s/ Ronald E. Timpe
                                        -------------------------------
                                        Ronald E. Timpe
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit No.                    Description                   Sequential Page No.
-----------                    -----------                   -------------------

  99.1           Press Release, dated May 5, 1999.